Plan of Reorganization and Asset Purchase Agreement


         This Plan of Reorganization and Asset Purchase Agreement (the "Agreement") is made and entered into as of the 9th day of July 2003 by and between Xoptix, Inc., a California corporation ("Seller"), and Sun River Mining, Inc., a Colorado corporation ("Buyer"), with respect to the following facts:

                                 R E C I T A L S

         A. Seller is the owner of the following three patents: No. 6,180,871 for Transparent Solar Cell and Method of Fabrica-tion Device), granted on January 30, 2001; No. 6,320,117 for Transparent Solar Cell and Method of Fabrication (Method of Fabrication), granted on November 20, 2001; and No. 6,509,204 for Transparent Solar Cell and Method of Fabrication (formed with a Schottky barrier diode and method of its manufacture), granted on January 21, 2003 (collectively, the "Patents").

         B. Buyer is a Colorado corporation that desires to purchase the Patents on the terms and subject to the conditions set forth in this Agreement.

         C. The shareholders of Seller are currently voting on and will approve the sale of the Patents to Buyer pursuant to the Solicitation of Consents dated July 9, 2003. The Board of Directors of Seller has approved the proposed sale of the Patents to Buyer.

         D. Immediately after the closing of the sale of the Patents, Seller will convey executed and notarized assignments of the Patents, copies of which are attached to this Agreement as Exhibit A, to Buyer to be recorded with the United States Patent and Trademark Office and Buyer will issue to Seller stock certificates representing a total of Seventy Million (70,000,000) shares of Buyer's common stock which Buyer will then distribute among the shareholders of Seller.

        NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged by the parties to this Agreement, and in light of the above recitals to this Agreement, the parties to this Agree-ment hereby agree as follows:

1.      Purchase and Sale of Assets.
        ---------------------------

         On the terms and subject to the conditions set forth in this Agreement, Seller agrees to sell, convey, assign, transfer and deliver to Buyer and Buyer agrees to purchase from Seller, at the closing (the "Closing") on August 15, 2003 ("Closing Date"), the following three patents: No. 6,180,871 for Transparent Solar Cell and Method of Fabrication (Device), granted on January 30, 2001; No. 6,320,117 for Transparent Solar Cell and Method of Fabrication (Method of Fabrication), granted on November 20, 2001; and No. 6,509,204 for Transparent Solar Cell and Method of Fabrication (formed with a Schottky barrier diode and method of its manufacture), granted on January 21, 2003 (collectively, the "Patents").

2.      Obligations and Liabilities.
        ---------------------------

         On the Closing Date, Buyer will not assume or be obligated to satisfy or perform any liabilities, obligations or payables of Seller, other than those secured by the Patents.

3.      Purchase Price.
        --------------

         As consideration for the sale, conveyance, assignment, transfer and delivery of the Patents to Buyer, Buyer agrees to issue to Seller Seventy Million (70,000,000) shares of its Common Stock, (collectively referred to as the "Shares"). Immediately after the Closing, Seller will distribute all of the Shares to its shareholders on a pro rata basis.

4.      Closing and Further Acts.
        ------------------------

         The Closing of the exchange will occur upon the satisfaction or waiver of the conditions set forth in Section 7 of this Agreement, but no later than August 15, 2003. At the Closing Seller shall deliver to Buyer such bills of sale, deeds, assignments and other instruments of sale, conveyance, assignment and transfer as are sufficient in the opinion of Buyer and its counsel to vest in Buyer and its successors or assigns the absolute, legal and equitable title to the Patents. Buyer shall deliver to Seller stock certificates representing a total of Seventy Million (70,000,000) shares of Buyer's Common), which may then be distributed in kind in liquidation and the winding down of Seller among its shareholders on a pro rata basis if an exemption from Registration is available therefore. All parties to this Agreement hereby agree to execute all other documents and take all other actions which are reasonably necessary or appropriate in order to effect all of the transactions contemplated by this Agreement.

5.       Representations and Warranties of Seller.

         Seller represents and warrants to Buyer as follows:

         5.1      Power and Authority; Binding Nature of Agreement.
                  ------------------------------------------------

         Seller has full power and authority to enter into this Agreement and to perform its obligations hereunder. The execution, delivery and performance of this Agreement by it have been duly authorized by all necessary action on its part. Assuming that this Agreement is a valid and binding obligation of each of the other parties hereto, this Agreement is a valid and binding obligation of Seller.

         5.2      Patents.
                  -------

                  (a) The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not to Seller's knowledge result in a breach of the terms and conditions of, or result in a loss of rights under, or result in the creation of any lien, charge or encumbrance upon, any of the Patents pursuant to (i) Seller's articles of incorporation, (ii) any franchise, mortgage, deed of trust, lease, license, permit, agreement, contract, instrument or undertaking to which Seller is a party or by which it or any of its properties are bound, or (iii) any statute, rule, regulation, order, judgment, award or decree.

                  (b) Seller has good and marketable title to the Patents free and clear of all mortgages, liens, leases, pledges, charges, encumbrances, equities or claims.

                  (c) To Seller's knowledge the Patents are not subject to any material liability, absolute or contingent, nor is Seller subject to any liability, absolute or contingent, which has not been disclosed to and acknowledged by Buyer in writing prior to the Closing Date.

                  (d) To Seller's knowledge no consent is necessary to effect the transfer to Buyer of the Patents and, upon the consummation of the transactions contemplated hereby, Buyer will be entitled to use the Patents to the full extent that Buyer used the same immediately prior to the transfer of the Patents.

                  (e) Seller will provide copies of its Board Resolutions approving and adopting this Agreement and authorizing the transaction in accordance with this Agreement which shall be acceptable to Buyer.

         5.3      Non-Contravention.
                  -----------------

         Neither (a) the execution and delivery of this Agreement, nor (b) the performance of this Agreement will: (i) contravene or result in a violation of any of the provisions of the articles of incorporation, bylaws or other charter or organizational documents of Seller; (ii) contravene or result in a violation of any resolution adopted by the board of directors or shareholders of Seller;
(iii) result in a violation or breach of, or give any person the right to declare (whether with or without notice or lapse of time) a default under or to terminate, any agreement or other instrument to which Seller is a party or by which Seller or any of its assets are bound; (iv) result in the loss of the Patents; (v) result in the creation or imposition of any lien, charge, encumbrance or restriction on any of the Patents; or (vi) result in a violation of any law, rule, regulation, treaty, ruling, directive, order, arbitration award, judgment or decree to which Seller or the Patents are subject.

         5.4      Approvals.
                  ---------

         Except for the filing of the assignments of patent with the United States Patent and Trademark Office, no authorization, consent or approval of, or registration or filing with, any governmental authority or any other person is required to be obtained or made by Seller in connection with the execution, delivery or performance of this Agreement.

         5.5      Brokers.
                  -------

         Seller has not agreed to pay any brokerage fees, finder's fees or other fees or commissions with respect to the transactions contemplated by this Agreement, and, to Seller's knowledge, no person is entitled, or intends to claim that it is entitled, to receive any such fees or commissions in connection with such transaction.

         5.6      Representations True on Closing Date.
                  ------------------------------------

         The representations and warranties of Seller set forth in this Agreement are true and correct on the date hereof, and will be true and correct on the Closing Date as though such representations and warranties were made as of the Closing Date.

         5.7      Non-Distributive Intent.
                  -----------------------

         The shares of Buyer's Common Stock being acquired by the shareholders of Seller pursuant to this Agreement are not being acquired by the shareholders of Seller with a view to the public distribution of them. Seller acknowledges and agrees that the Buyer's Common Stock acquired by the shareholders of Seller pursuant to this Agreement has not been registered or qualified under federal or state securities laws, and may not be sold, conveyed, transferred, assigned or hypothecated without being registered under the Securities Act of 1933, as amended, and applicable state law, or in the alternative submission of evidence reasonably satisfactory to Buyer that an exemption from registration is available. In the event that Seller in liquidation of its asset and winding down of its business, in contemplation of dissolution, distributes its remaining assets, in kind, pro rata to its shareholders, the Seller shall provide the opinion of its counsel to Buyer that the liquidating distribution is exempt from Registration under the Securities Act of 1935, which opinion shall cite the legal precedents upon which its relies in rendering such opinion.

6.       Representations and Warranties of Buyer.

         Buyer represents and warrants to Seller as follows:

         6.1      Power and Authority; Binding Nature of Agreement.
                  ------------------------------------------------

         Buyer has full power and authority to enter into this Agreement and to perform its obligations hereunder. The execution, delivery and performance of this Agreement by Buyer have been duly authorized by all necessary action on its part. Assuming that this Agreement is a valid and binding obligation of each of the other parties hereto, this Agreement is a valid and binding obligation of Buyer.

         6.2      Good Standing.
                  -------------

         Buyer (i) is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated, (ii) has all necessary power and authority to own its assets and to conduct its business as it is currently being conducted, and (iii) is duly qualified or licensed to do business and is in good standing in every jurisdiction (both domestic and foreign) where such qualification or licensing is required.

         6.3      Charter Documents and Corporate Records.
                  ---------------------------------------

         Buyer has delivered to Seller complete and correct copies of (i) the articles of incorporation, bylaws and other charter or organizational documents of Buyer, including all amendments thereto, (ii) the stock records of Buyer, and
(iii) the minutes and other records of the meetings and other proceedings of the shareholders and directors of Buyer. Buyer is not in violation or breach of (i) any of the provisions of its articles of incorporation, bylaws or other charter or organizational documents, or (ii) any resolution adopted by its shareholders or directors. There have been no meetings or other proceedings of the shareholders or directors of Buyer that are not fully reflected in the appropriate minute books or other written records of Buyer.

         6.4      Capitalization.
                  --------------

         The authorized capital stock of Buyer consists of 500,000,000 shares of common stock, no par value, of which 15,362,970 shares are issued and outstanding and of which 768,149 shares will be issued and outstanding after the Buyer effects a one for twenty reverse split of its issued and outstanding common stock prior to the Closing, and 50,000,000 shares of preferred stock, par value $0.01, none of which is issued or outstanding. All of the outstanding shares of the capital stock of Buyer are validly issued, fully paid and nonassessable, and have been issued in full compliance with all applicable federal, state, local and foreign securities laws and other laws. There are no
(i) outstanding options, warrants or rights to acquire any shares of the capital stock or other securities of Buyer, (ii) outstanding securities or obligations which are convertible into or exchangeable for any shares of the capital stock or other securities of Buyer, or (iii) contracts or arrangements under which Buyer is or may become bound to sell or otherwise issue any shares of its capital stock or any other securities.

         6.5      Absence of Changes.
                  ------------------

         Except as otherwise disclosed to Seller in writing prior to the Closing, since March 31, 2003, there has not been any material adverse change in the business, condition, assets, operations or prospects of Buyer and no event has occurred that might have an adverse effect on the business, condition, assets, operations or prospects of Buyer.

         6.6      Liabilities and Issuance of Shares to Settle Liabilities
                  --------------------------------------------------------

         The Buyer will have no material liabilities upon the Closing, or on the Closing Date will have adequate cash reserves to pay all liabilities before, on, or as soon as practicable after the Closing Date, and will arrange to have all such liabilities paid from such reserves in the above-described time period. After the Closing Date, certain obligations of the Buyer arising from past services will be paid by issuing 230,000 shares of the of the Buyer's common stock to individual service providers ("Service Providers"). The Buyer has agreed to file Form S-8 to allow the Service Providers to sell 57,500 shares within 90 days of the Closing Date. The Buyer has further agreed to file Form S-8 to allow the Service Providers to sell an additional 57,500 shares within 180 days of the Closing Date.

         6.7      Absence of Undisclosed Liabilities.
                  ----------------------------------

         Buyer has no debt, liability or other obligation of any nature (whether due or to become due and whether absolute, accrued, contingent or otherwise), other than those that have been disclosed to Seller prior to the Closing.

         6.8      Litigation.
                  ----------

         There is no action, suit, proceeding, dispute, litigation, claim, complaint or investigation by or before any court, tribunal, governmental body, governmental agency or arbitrator pending or, to Buyer's knowledge, threatened against or with respect to Buyer which (i) if adversely determined would have an adverse effect on the business, condition, assets, operations or prospects of Buyer, or (ii) challenges or would challenge any of the actions required to be taken by Buyer under this Agreement. There exists no basis for any such action, suit, proceeding, dispute, litigation, claim, complaint or investigation.

         6.9      Non-Contravention.
                  -----------------

         Neither (a) the execution and delivery of this Agreement, nor (b) the performance of this Agreement will: (i) contravene or result in a violation of any of the provisions of the articles of incorporation, bylaws or other charter or organizational documents of Buyer; (ii) contravene or result in a violation of any resolution adopted by the shareholders or directors of Buyer; (iii) result in a violation or breach of, or give any person the right to declare (whether with or without notice or lapse of time) a default under or to terminate, any agreement or other instrument to which Buyer is a party or by which Buyer or any of its assets are bound; (iv) give any person the right to accelerate the maturity of any indebtedness or other obligation of Buyer; (v) result in the loss of any license or other contractual right of Buyer; (vi) result in the loss of, or in a violation of any of the terms, provisions or conditions of, any governmental license, permit, authorization or franchise of Buyer; (vii) result in the creation or imposition of any lien, charge, encumbrance or restriction on any of the assets of Buyer; (viii) result in the reassessment or revaluation of any property of Buyer by any taxing authority or other governmental authority; (ix) result in the imposition of, or subject Buyer to any liability for, any conveyance or transfer tax or any similar tax; or (x) result in a violation of any law, rule, regulation, treaty, ruling, directive, order, arbitration award, judgment or decree to which Buyer or any of its assets is subject.



         6.10     Approvals.
                  ---------

         No authorization, consent or approval of, or registration or filing with, any governmental authority or any other person is required to be obtained or made by Buyer in connection with the execution, delivery or performance of this Agreement.

         6.11     Brokers.
                  -------

         Buyer has not agreed to pay any brokerage fees, finder's fees or other fees or commissions with respect to the transactions contemplated by this Agreement, and, to Buyer's knowledge, no person is entitled, or intends to claim that it is entitled, to receive any such fees or commissions in connection with such transactions.

         6.12     Full Disclosure.
                  ---------------

         Neither this Agreement (including the exhibits hereto) nor any statement, certificate or other document delivered to Seller by or on behalf of Buyer contains any untrue statement of a material fact or omits to state a material fact necessary to make the representations and other statements contained herein and therein not misleading.

         6.13     Representations True on Closing Date.
                  ------------------------------------

         The representations and warranties of Buyer set forth in this Agreement are true and correct on the date hereof, and will be true and correct on the Closing Date as though such representations and warranties were made as of the Closing Date.

7.       Conditions to Closing.
         ---------------------

         7.1      Conditions Precedent to Buyer's Obligation To Close.
                  ---------------------------------------------------

         Buyer's obligation to close the plan of reorganization and exchange as contemplated in this Agreement is conditioned upon the occurrence or waiver by Buyer of the following:

                  (a) All representations and warranties of Seller made in this Agreement or in any exhibit hereto delivered by Seller shall be true and correct as of the Closing Date with the same force and effect as if made on and as of that date.

                  (b) Seller shall have performed and complied with all agreements, covenants and conditions required by this Agreement to be performed or complied with by Seller prior to or at the Closing Date.

         7.2      Conditions Precedent to Seller's Obligation To Close.
                  ----------------------------------------------------

         Seller's obligation to close the plan of reorganization and exchange as contemplated in this Agreement is conditioned upon the occurrence or waiver by Seller of the following:

                  (a) Buyer shall have caused a one for twenty reverse split of its common stock to take effect prior to the Closing Date such that approximately 768,149 shares of its common stock are issued and outstanding on the Closing Date.

                  (b) Buyer shall have changed its company name to XsunX, Inc. on or before the Closing Date.

                  (c) Buyer shall have entered into that certain board change agreement (the "Board Change Agreement"), a copy of which is attached to this Agreement as Exhibit B, pursuant to which Mr. Brian Altounian will become the Chief Executive Officer, President, Chief Financial Officer, Secretary, and Chairman of Buyer and will be issued 20,000,000 shares of Buyer's common stock, effective as of the Closing Date.

                  (d) Buyer shall have completed the private placement of 13,000,000 shares of the Buyer's common stock at a purchase price of $0.025 per share.

                  (e) Holders of at least 75% of the outstanding shares of common stock of Seller shall vote for and approve this plan of reorganization, and no more than 10% of the holders of outstanding shares of common stock shall disapprove of this plan of reorganization.

                  (f) All representations and warranties of Buyer made in this Agreement or in any exhibit hereto delivered by Buyer shall be true and correct on and as of the Closing date with the same force and effect as if made on and as of that date.

                  (g) Buyer shall have performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by Buyer prior to or at the Closing Date.

8.       Further Assurances.
         ------------------

         Following the Closing, Seller agrees to take such actions and execute, acknowledge and deliver to Buyer such further instruments of assignment, assumptions, conveyance and transfer and take any other action as Buyer may reasonably request in order to more effectively convey, sell, transfer and assign to Buyer the Patents, to confirm the title of Buyer thereto, and to assist Buyer in exercising its rights with respect to the Patents.

9.       Survival of Representations and Warranties.
         ------------------------------------------

         All representations and warranties made by each of the parties hereto shall survive the closing for a period of one year after the Closing Date.

10.      Indemnification.
         ---------------

         10.1     Indemnification by Seller.
                  -------------------------

         Seller agrees to indemnify, defend and hold harmless Buyer and its affiliates against any and all claims, demands, losses, costs, expenses, obligations, liabilities and damages, including interest, penalties and attorney's fees and costs, incurred by Buyer arising, resulting from, or relating to any and all liabilities of Seller, other than those secured by the Patents, or any breach of, or failure by Seller to perform, any of its representations, warranties, covenants or agreements in this Agreement or in any exhibit or other document furnished or to be furnished by Seller under this Agreement.

         10.2     Indemnification by Buyer.
                  ------------------------

         Buyer agrees to indemnify, defend and hold harmless Seller and its affiliates against any and all claims, demands, losses, costs, expenses, obligations, liabilities and damages, including interest, penalties and attorneys' fees and costs incurred by Seller arising, resulting from or relating to any breach of, or failure by Buyer to perform, any of its representations, warranties, covenants or agreements in this Agreement or in any exhibit or other document furnished or to be furnished by Buyer under this Agreement.


11.      Injunctive Relief.
         -----------------

         11.1  Damages Inadequate.
               ------------------

         Each party acknowledges that it would be impossible to measure in money the damages to the other party if there is a failure to comply with any covenants and provisions of this Agreement, and agrees that in the event of any breach of any covenant or provision, the other party to this Agreement will not have an adequate remedy at law.

         11.2  Injunctive Relief.
               -----------------

         It is therefore agreed that the other party to this Agreement who is entitled to the benefit of the covenants and provisions of this Agreement which have been breached, in addition to any other rights or remedies which they may have, shall be entitled to immediate injunctive relief to enforce such covenants and provisions, and that in the event that any such action or proceeding is brought in equity to enforce them, the defaulting or breaching party will not urge a defense that there is an adequate remedy at law.

12.      Waivers.
         -------

         If any party shall at any time waive any rights hereunder resulting from any breach by the other party of any of the provisions of this Agreement, such waiver is not to be construed as a continuing waiver of other breaches of the same or other provisions of this Agreement. Resort to any remedies referred to herein shall not be construed as a waiver of any other rights and remedies to which such party is entitled under this Agreement or otherwise.

13.      Successors and Assigns.
         ----------------------

         Each covenant and representation of this Agreement shall inure to the benefit of and be binding upon each of the parties, their personal representatives, assigns and other successors in interest.

14.      Entire and Sole Agreement.
         -------------------------

         This Agreement constitutes the entire agreement between the parties and supersedes all other agreements, representations, warranties, statements, promises and undertakings, whether oral or written, with respect to the subject matter of this Agreement. This Agreement may be modified or amended only by a written agreement signed by the parties against whom the amendment is sought to be enforced.

15.      Governing Law.
         -------------

         This Agreement shall be governed by and construed in accordance with the laws of the State of California, and the venue for any action hereunder shall be in the appropriate forum in the County of Los Angeles, State of California.


16.      Counterparts.
         ------------

         This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

17.      Attorneys' Fees and Costs.
         -------------------------

         In the event that either party must resort to legal action in order to enforce the provisions of this Agreement or to defend such action, the prevailing party shall be entitled to receive reimbursement from the nonprevailing party for all reasonable attorneys' fees and all other costs incurred in commencing or defending such action, or in enforcing this Agreement, including but not limited to post judgment costs.

18.      Assignment.
         ----------

         This Agreement shall not be assignable by any party without prior written consent of the other parties.

19.      Remedies.
         --------

         Except as otherwise expressly provided herein, none of the remedies set forth in this Agreement are intended to be exclusive, and each party shall have all other remedies now or hereafter existing at law, in equity, by statute or otherwise. The election of any one or more remedies shall not constitute a waiver of the right to pursue other available remedies.

20.      Section Headings.
         ----------------

         The section headings in this Agreement are included for convenience only, are not a part of this Agreement and shall not be used in construing it.

21.      Severability.
         ------------

         In the event that any provision or any part of this Agreement is held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall not affect the validity or enforceability of any other provision or part of this Agreement.

22.      Notices.
         -------

         Each notice or other communication hereunder shall be in writing and shall be deemed to have been duly given on the earlier of (i) the date on which such notice or other communication is actually received by the intended recipient thereof, or (ii) the date five (5) days after the date such notice or other communication is mailed by registered or certified mail (postage prepaid) to the intended recipient at the following address (or at such other address as the intended recipient shall have specified in a written notice given to the other parties hereto):

                  If to Seller:
                  ------------

                  Xoptix, Inc.
                  233 Wilshire Blvd., Suite 820
                  Santa Monica, CA  90401
                  Attention:  Douglas O'Rear, President

                  Telephone: (310) 393-9992
                  Facsimile: (310) 393-2004

                  If to Buyer:
                  -----------

                  Sun River Mining, Inc.
                  7609 Ralston Road
                  Arvada, Colorado 80002
                  Attention:  Thomas Anderson, Chief Executive Officer

                  Telephone: (303) 422-8127
                  Facsimile: (303) 431-1567

23.      Publicity.
         ---------

         No press release, notice to any third party or other publicity concerning the transactions contemplated by this Agreement shall be issued, given or otherwise disseminated without the prior approval of each of the parties hereto; provided, however, that such approval shall not be unreasonably withheld.



         IN WITNESS WHEREOF, this Agreement has been entered into as of the date first above written.

Seller:                          XOPTIX, INC., a California corporation



                                 By: /s/ Douglas O'Rear
                                     -------------------------------------------
                                     Douglas O'Rear, President


Buyer:                           SUN RIVER MINING, INC., a Colorado corporation



                                 By: /s/ Thomas Anderson
                                     -------------------------------------------
                                     Thomas Anderson, Chief Executive Officer

                                    EXHIBIT A

                              ASSIGMENTS OF PATENTS

                              ASSIGNMENT OF PATENT


         WHEREAS, the undersigned (the "Patentee") did obtain a United States Patent for Transparent Solar Cell and Method of Fabrication (Device), No. 6,180,871, dated January 30, 2001 (the "Patent");

         WHEREAS, the Patentee is the sole owner of the Patent;

         WHEREAS, XsunX, Inc., a Colorado corporation previously named Sun River Mining, Inc. (the "Assignee") whose mailing address is _________, desires to acquire the entire right, title, and interest in and to the Patent.

         NOW THEREFORE, in consideration for the sum of one dollar ($1.00), shares of the common stock of the Assignee and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Patentee does hereby sell, assign, and transfer to the Assignee the entire right, title, and interest in and to the Patent to be held and enjoyed by the Assignee for its own use and on its own behalf, and for its legal representatives and assigns, to the full end of the term for which the Patent has been granted, as fully and entirely as the Patent would have been held by the Patentee had this assignment and sale not been made.

         Executed this 15th day of August 2003 at Los Angeles, California.


                                            XOPTIX, INC.



                                            By: /s/ Douglas O'Rear
                                               ---------------------------------
                                                 Douglas O'Rear, President



State of                                             )
         --------------------------------------------

County of                                            )
          -------------------------------------------

Before me personally appeared said
                                  -------------------------------------

and acknowledge that the foregoing instrument to be his free act and deed this _____ day of __________, 2003


                                                --------------------------------
                                                       (Notary Public)
         Seal

                              ASSIGNMENT OF PATENT


         WHEREAS, the undersigned (the "Patentee") did obtain a United States Patent for Transparent Solar Cell and Method of Fabrication (Method of Fabrication), No. 6,320,117, dated November 20, 2001 (the "Patent");

         WHEREAS, the Patentee is the sole owner of the Patent;

         WHEREAS, XsunX, Inc., a Colorado corporation previously named Sun River Mining, Inc. (the "Assignee") whose mailing address is _________, desires to acquire the entire right, title, and interest in and to the Patent.

         NOW THEREFORE, in consideration for the sum of one dollar ($1.00), shares of the common stock of the Assignee and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Patentee does hereby sell, assign, and transfer to the Assignee the entire right, title, and interest in and to the Patent to be held and enjoyed by the Assignee for its own use and on its own behalf, and for its legal representatives and assigns, to the full end of the term for which the Patent has been granted, as fully and entirely as the Patent would have been held by the Patentee had this assignment and sale not been made.

         Executed this 15th day of August 2003 at Los Angeles, California.


                                             XOPTIX, INC.



                                             By:
                                                ---------------------------
                                                  Douglas O'Rear, President



State of                                             )
         --------------------------------------------

County of                                            )
          -------------------------------------------

Before me personally appeared said
                                  -------------------------------------

and acknowledge that the foregoing instrument to be his free act and deed this _____ day of __________, 2003

                                                   -----------------------------
                                                            (Notary Public)
         Seal

                              ASSIGNMENT OF PATENT


         WHEREAS, the undersigned (the "Patentee") did obtain a United States Patent for Transparent Solar Cell and Method of Fabrication (formed with a Schottky barrier diode and method of its manufacture), No. 6,509,204, dated January 21, 2003 (the "Patent");

         WHEREAS, the Patentee is the sole owner of the Patent;

         WHEREAS, XsunX, Inc., a Colorado corporation previously named Sun River Mining, Inc. (the "Assignee") whose mailing address is _________, desires to acquire the entire right, title, and interest in and to the Patent.

         NOW THEREFORE, in consideration for the sum of one dollar ($1.00), shares of the common stock of the Assignee and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Patentee does hereby sell, assign, and transfer to the Assignee the entire right, title, and interest in and to the Patent to be held and enjoyed by the Assignee for its own use and on its own behalf, and for its legal representatives and assigns, to the full end of the term for which the Patent has been granted, as fully and entirely as the Patent would have been held by the Patentee had this assignment and sale not been made.

         Executed this 15th day of August 2003 at Los Angeles, California.


                                             XOPTIX, INC.



                                             By:
                                                --------------------------------
                                                  Douglas O'Rear, President



State of                                             )
         --------------------------------------------

County of                                            )
          -------------------------------------------

Before me personally appeared said
                                  -------------------------------------

and acknowledge that the foregoing instrument to be his free act and deed this _____ day of __________, 2003

                                                       -------------------------
                                                            (Notary Public)
         Seal

                                    EXHIBIT B

                             BOARD CHANGE AGREEMENT
                                       OF
                             SUN RIVER MINING, INC.

                             BOARD CHANGE AGREEMENT


         This BOARD CHANGE AGREEMENT (this "Agreement") is made as of the 9th day of July 2003, by and between Sun River Mining, Inc., a Colorado corporation to be renamed XSunX, Inc. (the "Company"), Stephen W. Weathers, an individual ("Weathers"), Randy A. McCall, an individual ("McCall"), Thomas Anderson, an individual ("Anderson"), and Brian Altounian, an individual ("Altounian"), and is made with respect to the following facts:


                                 R E C I T A L S

         A. The current members of the Board of Directors of the Company are Weathers, McCall, and Anderson (collectively, the "Current Board").

         B. Weathers is the current Secretary of the Company and Anderson is the current Chief Executive Officer of the Company (collectively, the "Current Officers").

         C. It is the intent of the parties that all members of the Current Board and all Current Officers resign and that Altounian be appointed Chairman, Chief Executive Officer, and Chief Financial Officer, of the Company, on the terms and subject to the conditions set forth in this Agreement (such change in Board composition is referred to herein as the "Board Change" and such change in the officers of the Company is referred to herein as the "Officer Change"). Thus, upon satisfaction of these conditions and the completion of the matters set forth in this Agreement, the sole member of the Company's Board of Directors will be Altounian (the "New Board") and the sole officer of the Company will be Altounian (the "New Officer").


         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, THE PARTIES HERETO AGREE AS FOLLOWS:

         1.       Resignation of Directors and Officers

                  1.1 Resignation of Directors. Subject to the terms and conditions of this Agreement, at the Effective Time (as defined in Section 2 of this Agreement), the resignations of Weathers, McCall, and Anderson from the Company's Board of Directors shall be effective.

                  1.2 Appointment of Director. Subject to the terms and conditions of this Agreement, immediately following the Effective Time, the appointment to the Board of Altounian shall be effective.

                  1.3 Resignation of Officers. Subject to the terms and conditions of this Agreement, at the Effective Time (as defined in Section 2 of this Agreement), the resignations of Weathers and Anderson as the Secretary and Chief Executive Officer, respectively, of the Company's Board of Directors shall be effective.

                  1.4 Appointment of Officers. Subject to the terms and conditions of this Agreement, immediately following the Effective Time, the appointment of Altounian as the Chief Executive Officer, President, and Chief Financial Officer, of the Company shall be effective.

                  1.5 Number of Directors. Following the Closing, the New Board may, but shall be under no obligation to, appoint additional members of the Board who may be identified from time to time, all in accordance with the Company's organizational documents.

                  1.6 Additional Officers. Following the Closing, the New Board may, but shall be under no obligation to, appoint additional officers to assist the New Officer.

         2.       Closing

                  At 5:00 p.m. pacific daylight time on August 15, 2003, provided the conditions in Sections 6 and 7 of this Agreement have been satisfied or waived in writing, or at such later time and date as Altounian and the Current Board may agree (the "Effective Time"), the conditional resignations of Weather, McCall, and Anderson as directors and officers of the Company, as the case may be, shall be in effect and no longer subject to any condition and, immediately thereafter the appointment of Altounian as a director, Chief Executive Officer, President, and Chief Financial Officer, of the Company shall be in effect and no longer subject to any condition (such resignation and appointment, the "Closing"). On or before the Effective Time on the date of the Closing (the "Closing Date"), the Current Board shall deliver to Altounian such documents as may be reasonably requested by Altounian, including documents evidencing the satisfaction of the conditions set forth in this Agreement that are within the possession or control of the Company or the Current Board. On or before the Effective Time on the date of the Closing (the "Closing Date"), Altounian shall deliver to the Current Board such documents as may be reasonably requested by the Company and the Current Board, including documents evidencing the satisfaction of the conditions set forth in this Agreement that are within the possession or control of Altounian.

         3.       Representations and Warranties

                  3.1 Representations of Individuals. Each individual who is a party to this Agreement represents and warrants to all other parties to this Agreement as follows:

                           (a)      this Agreement constitutes the legal, valid,
and binding obligation of such person, enforceable against such person in accord
- -ance with its terms; and

                           (b)      the description of such individual and any
other matters between such individual and the Company to be contained in the Information Statement (as defined in Section 6.2 of this Agreement) and any other information supplied in writing by such individual to the Company for inclusion in the Information Statement will be complete and accurate in all material respects when made and at the Closing, and will not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to made the statements therein, in light of the circumstances under which they were made, not misleading.

                  3.2 Representations of Company. The Company represents and warrants to all other parties to this Agreement as follows:

                           (a)      it is a corporation duly organized, validly
existing and in good standing under the laws of the State of Colorado, having all corporate powers to execute, deliver, and perform its obligations under this Agreement;

                           (b)      the execution, delivery, and performance by
the Company of this Agreement and the consummation of the transactions con-templated hereby are within the Company's corporate powers and has been duly authorized by all necessary corporate action;

                           (c)      this Agreement has been duly executed and
delivered by the Company and constitutes the legal, valid, and binding obliga-tion of the Company, enforceable against the Company in accordance with its terms; and

                           (d)      neither the execution and delivery of this
Agreement nor the consummation and performance of any of the Board Change and Officer Change will, directly or indirectly (with or without notice or lapse of time) contravene, conflict with, or result in a violation of any provision of the company organizational documents or any resolutions adopted by the board of directors or the shareholders of the Company or (ii) contravene, conflict with, or result in a violation or breach of any provision of, or give any person the right to declare a default or exercise any remedy under, or to accelerate the maturity or performance of, or to cancel, terminate, or modify any agreement to which the Company is a party or by which the Company is bound.

         4.       Covenants of Company and Current Board Prior to Closing

                  4.1 Required Approvals. From the date of this Agreement until the Effective Time, the Company and the Current Board shall make and shall cooperate with Altounian to make all filings required by law in connection with the Board Change or any other matter contemplated under this Agreement. From the date of this Agreement until the Effective Time, the Company and the Current Board shall use commercially reasonable efforts to cause the conditions set forth in Sections 6 and 7 of this Agreement to be satisfied, including but not limited to filing the Notice to Shareholders to all shareholders of record, and mailing an amendment to the Company's Articles of Incorporation with the Colorado Secretary of State to change the name of the Company from Sun River Mining, Inc. to XSunX, Inc. and to effect a twenty-to-one reverse split of the Company's common stock.

                  4.2 Stand Still. From the date of this Agreement until the Effective Time (the "Stand Still Period"), unless Altounian otherwise consents in writing, the Company shall not initiate on its own or solicit or encourage any inquiries or proposals from, discuss or negotiate with, provide non-public information to, or consider any unsolicited inquiries from any third party, in connection with any of the following:

                           (a)      any amendment of the organizational docu-
ments of the Company;

                           (b)      any extraordinary corporate transaction
(merger, sale of assets, sale of securities or other similar transaction, declaration of dividend or adoption of shareholders rights plan) or any agree-ment to incur any material liability (loans for borrowed money); or

                           (c)      any increase or agreement to increase
compensation payable to directors, employees or consultants, or enter into severance or termination arrangements affecting directors, consultants, or employees or any amendment to any employee plans or any grant of any options, warrants, or rights to purchase securities of the Company.

         5.       Covenants of Altounian Prior to Closing

                  From the date of this Agreement until the Effective Time, Altounian shall cooperate with the Company to make all filings required by law in connection with the Board Change or any other matter contemplated under this Agreement. From the date of this Agreement until the Effective Time, Altounian shall use commercially reasonable efforts to cause the conditions set forth in Sections 6 and 7 of this Agreement to be satisfied.

         6. Conditions Precedent to the Company's and Current Board's Obligation to Close

                  The Company's and Current Board's obligation to effect the Board Change and take such other actions required to be taken by the Company and Current Board at the Closing is subject to the satisfaction, at or prior to the

Closing, of each of the following conditions (any of which may be waived by the Company and Current Board, in whole or in part):

                  6.1 Completion of Private Placement. Altounian shall have completed the private placement of 13,000,000 shares of the Company's common stock at a purchase price of $0.025 per share (the "Offering").

                  6.2 Notice to Shareholders. The Company shall have filed and mailed an Information Statement (the "Notice to Shareholders") in accordance with Rule 14f-1 under the Securities Exchange Act of 1934, as amended (the "Act"). The ten-day waiting period required under Rule 14f-1 under the Act following the mailing of the Notice to Shareholders shall have lapsed.

                  6.3 Name Change. The Company shall have filed an amend-ment with the Colorado Secretary of State to change the name of the Company from Sun River Mining, Inc. to XSunX, Inc. The amendment shall have been recorded with the Colorado Secretary of State.

                  6.4 Reverse Stock Split. The Company shall have filed an amendment with the Colorado Secretary of State to effect a twenty-to-one reverse split of the Company's common stock. The amendment shall have been recorded with the Colorado Secretary of State.

                  6.5 Assignment of Patents. The Company shall have filed assignments of patents with the United States Patent and Trademark Office for the following three patents: No. 6,180,871 for Transparent Solar Cell and Method of Fabrication (Device), granted on January 30, 2001; No. 6,320,117 for Transparent Solar Cell and Method of Fabrication (Method of Fabrication), granted on November 20, 2001; and No. 6,509,204 for Transparent Solar Cell and Method of Fabrication (formed with a Schottky barrier diode and method of its manufacture), granted on January 21, 2003 (collectively, the "Patents").

                  6.6 Issuance of Stock. The Company shall have issued 20,000,000 shares of the Company's common stock to Altounian or his designees, 10,500,000 shares of the Company's common stock to Corporate Strategies, Inc. or its designees, 400,000 shares of the Company's common stock to Sam Spear or his designees, 400,000 shares of the Company's common stock to Gary Stephenson or his designees.

                  6.7 Accuracy of Representations. All of the representations and warranties of Altounian set forth in this Agreement shall have been accurate in all material respects as of the date of this Agreement and shall be accurate in all material respects as of the Effective Time as if made on the Effective Time.

                  6.8 Performance of Covenants. Each of the covenants and obligations that Altounian is required to perform or to comply with pursuant to this Agreement at or prior to Closing shall have been duly performed and complied with in all material respects.

                  6.9 No Legal Proceedings. No decree, injunction, judgment, order, ruling, assessment or writ (collectively, "Order") shall have been declared, entered, issued, or enforced by any governmental entity which prohibits or restricts (or if successful, would prohibit or restrict) the Board Change or other transactions contemplated in this Agreement.

         7.       Conditions Precedent to Altounian's Obligation to Close

                  Altounian's obligation to effect the Board Change and take such other actions required to be taken by Altounian at the Closing is subject to the satisfaction, at or prior to the Closing, of each of the following conditions (any of which may be waived by Altounian, in whole or in part):

                  7.1 Approval and Conditional Appointment of Altounian. Altounian and any executive officer proposed by the New Board to have positions with the Company at or immediately following the Effective Time and who must be identified in the Information Statement referred to in Section 6.2 of this Agreement must have been disclosed to and approved by the Current Board, such approval not to be unreasonably withheld. The Current Board shall have approved resolutions at a meeting of the Current Board duly held in accordance with the Bylaws which provide for the appointment of Altounian as a director of the Board, such appointment to be effective at the Effective Time.

                  7.2 Notice to Shareholders. The Company shall have filed and mailed the Notice to Shareholders in accordance with Rule 14f-1 under the Act. The ten-day waiting period required under Rule 14f-1 under the Act following the mailing of the Notice to Shareholders shall have lapsed.

                  7.3 Name Change. The Company shall have filed an amend-ment with the Colorado Secretary of State to change the name of the Company from Sun River Mining, Inc. to XSunX, Inc. The amendment shall have been recorded with the Colorado Secretary of State.

                  7.4 Reverse Stock Split. The Company shall have filed an amendment with the Colorado Secretary of State to effect a twenty-to-one reverse split of the Company's common stock. The amendment shall have been recorded with the Colorado Secretary of State.

                  7.5 Assignment of Patents. The Company shall have filed assignments of patents with the United States Patent and Trademark Office for the Patents.

                  7.6 Issuance of Stock. The Company shall have issued 20,000,000 shares of the Company's common stock to Altounian or his designees, 10,500,000 shares of the Company's common stock to Corporate Strategies, Inc. or its designees, 400,000 shares of the Company's common stock to Sam Spear or his designees, 400,000 shares of the Company's common stock to Gary Stephenson or his designees.

                  7.7 Accuracy of Representations. All of the representations and warranties of the Company and the Current Board set forth in this Agreement shall have been accurate in all material respects as of the date of this Agreement and shall be accurate in all material respects as of the Effective Time as if made on the Effective Time.

                  7.8 Performance of Covenants. Each of the covenants and obligations that the Company and the Current Board are required to perform or to comply with pursuant to this Agreement at or prior to Closing shall have been duly performed and complied with in all material respects.

                  7.9 No Legal Proceedings. No decree, injunction, judgment, order, ruling, assessment or writ (collectively, "Order") shall have been declared, entered, issued, or enforced by any governmental entity which prohibits or restricts (or if successful, would prohibit or restrict) the Board Change or other transactions contemplated in this Agreement.

         8.       Notice

                  Except as otherwise specifically provided, any notices to be given hereunder shall be deemed given upon personal delivery, air courier or mailing thereof, if mailed by certified mail, return receipt requested, to the following addresses (or to such other address or addresses as shall be specified in any notice given):

                            In case of the Company:

                            Sun River Mining, Inc.
                            7609 Ralston Road
                            Arvada, Colorado 80002
                            Attention:  Thomas Anderson, Chief Executive Officer

                            Telephone: (303) 422-8127
                            Facsimile:   (303) 431-1567

                            In case of the individuals:

                            The address listed below each individuals signature to this Agreement.

         9.       Attorneys' Fees

                  In the event that any of the parties must resort to legal action in order to enforce the provisions of this Agreement or to defend such suit, the prevailing party shall be entitled to receive reimbursement from the nonprevailing party for all reasonable attorneys' fees and all other costs incurred in commencing or defending such suit.

         10.      Entire Agreement

                  This Agreement embodies the entire understanding among the parties and merges all prior discussions or communications among them, and no party shall be bound by any definitions, conditions, warranties, or representations other than as expressly stated in this Agreement or as subsequently set forth in a writing signed by the duly authorized representatives of all of the parties hereto.

         11.      Injunctive Relief

                  11.1 Damages Inadequate. Each party acknowledges that it would be impossible to measure in money the damages to the other party if there is a failure to comply with any covenants and provisions of this Agreement, and agrees that in the event of any breach of any covenant or provision, the other party to this Agreement will not have an adequate remedy at law.

                  11.2 Injunctive Relief. It is therefore agreed that the other party to this Agreement who is entitled to the benefit of the covenants and provisions of this Agreement which have been breached, in addition to any other rights or remedies which they may have, shall be entitled to immediate injunctive relief to enforce such covenants and provisions, and that in the event that any such action or proceeding is brought in equity to enforce them, the defaulting or breaching party will not urge a defense that there is an adequate remedy at law.

         12.      No Oral Change; Amendment

                  This Agreement may only be changed or modified and any provision hereof may only be waived by a writing signed by the party against whom enforcement of any waiver, change or modification is sought. This Agreement may be amended only in writing by mutual consent of the parties.

         13.      Severability

                  In the event that any provision of this Agreement shall be void or unenforceable for any reason whatsoever, then such provision shall be stricken and of no force and effect. The remaining provisions of this Agreement shall, however, continue in full force and effect, and to the extent required, shall be modified to preserve their validity.

         14.      Applicable Law

                  This Agreement shall be construed as a whole and in accordance with its fair meaning. This Agreement shall be interpreted in accordance with the laws of the State of Los Angeles, and venue for any action or proceedings brought with respect to this Agreement shall be in the County of Los Angeles in the State of California.

         15.      Successors and Assigns

                  Each covenant and condition of this Agreement shall inure to the benefit of and be binding upon the parties hereto, their respective heirs, personal representatives, assigns and successors in interest. Without limiting the generality of the foregoing sentence, this Agreement shall be binding upon any successor to the Company whether by merger, reorganization or otherwise.

         16.      Counterparts

                  This Agreement may be executed in two counterparts, each of which may be deemed an original, but both of which together shall constitute one and the same agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first above written.

COMPANY:                 SUN RIVER MINING, INC., a Colorado corporation


                         By:
                            ----------------------------------------------------
                                  Thomas Anderson, Chief Executive Officer

                         Attest:


                         -------------------------------------------------------
                         Stephen W. Weathers, Secretary



ALTOUNIAN:
                         -------------------------------------------------------
                         Brian Altounian
                         4132 Mentone Avenue
                         Culver City, CA  90232
                         Telephone (310) 839-1481
                         Facsimile (310) 839-3905



MCCALL:
                         -------------------------------------------------------
                         Randy A. McCall

                         -------------------------------------------------------
                         Street Address

                         -------------------------------------------------------
                         City, State and Zip Code

                         -------------------------------------------------------
                         Telephone Number

                         -------------------------------------------------------
                         Facsimile Number


                        [signatures continued on page 9]

                       [signatures continued from page 8]


WEATHERS:
                         -------------------------------------------------------
                         Stephen W. Weathers

                         -------------------------------------------------------
                         Street Address

                         -------------------------------------------------------
                         City, State and Zip Code

                         -------------------------------------------------------
                         Telephone Number

                         -------------------------------------------------------
                         Facsimile Number



ANDERSON:
                         -------------------------------------------------------
                         Thomas Anderson

                         -------------------------------------------------------
                         Street Address

                         -------------------------------------------------------
                         City, State and Zip Code

                         -------------------------------------------------------
                         Telephone Number

                         -------------------------------------------------------
                         Facsimile Number